UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07353

T. Rowe Price Corporate Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Item 1. Report to Shareholders

Corporate Income Fund	November 30, 2012

The views and opinions in this report were current as of November 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Corporate bonds performed very well during the past six months, as the ongoing search for higher yields attracted investors to the sector. Fundamentals remain strong for this segment of the market. Investment-grade supply set a record in November with more than $124 billion in new issuance. Even as corporate bond yields fell to all-time lows, investor demand was high as deals were largely oversubscribed during the period.

MARKET ENVIRONMENT

The U.S. economy added 146,000 new jobs in November, and the unemployment rate slid from 7.9% to 7.7%, its lowest level since 2008, according to the Labor Department. While the results were greeted with enthusiasm, they were somewhat mixed since a growing number of people have dropped out of the labor market. The Federal Reserve is likely to maintain its program of buying $40 billion worth of mortgage-backed securities each month, and it has stated that it will purchase an additional $45 billion worth of Treasury securities monthly until the outlook for the labor market improves “substantially.” The Fed also announced that it will keep short-term rates at current levels as long as the unemployment rate remains above 6.5% and annual inflation doesn’t exceed 2.5%.

U.S. economic growth in the third quarter was stronger than originally reported, according to the Commerce Department, advancing at an annualized rate of 2.7% instead of 2.0%. Corporate profits at the end of September expanded 8.7% from a year earlier, thanks to income generated from production activities. The gains resulted in a modest increase in new jobs, but the unemployment rate remains above historical norms. Home prices enjoyed the largest percentage gain in more than two years, according to the S&P/Case-Shiller Home Price Indices. Record-low mortgage rates; a slightly improving jobs market; rising consumer confidence; and a reduction in foreclosed, new, and previously owned homes on the market all served to buoy the housing industry. That said, despite the recent gains, prices are still down an average of 28.6% nationally from their peak in the first quarter of 2006.

The outlook for economic growth in the final quarter of 2012, however, is less favorable. The effects of Sandy, the powerful storm that ravaged large sections of the Northeast in October, are likely to have a negative impact on U.S. gross domestic product. Inventories are building, and consumer demand has begun to slacken. The rate of corporate earnings growth is also slowing. Looming on the near horizon are the stalled negotiations in Washington over measures to resolve our fiscal problems by year-end. Broad tax increases, coupled with mandated spending cuts, threaten to plunge the economy into a recession, should they come to pass.

PERFORMANCE

During the past six months, your fund gained 5.87% compared with 5.37% and 5.35%, respectively, for the Barclays U.S. Corporate Investment Grade Bond Index and the Lipper Corporate Debt Funds BBB-Rated Average. The fund started the six-month period with a net asset value of $9.95 per share and ended at $10.33, and dividends of $0.20 added to performance. The 30-day SEC yield declined from 3.22% at the end of May to 2.52% in an atmosphere of falling corporate interest rates.

Security selection in the energy sector contributed most to the fund’s favorable return against the Barclays index. Talisman Energy performed particularly well following a bondholder-friendly commentary from management, which included plans to strengthen the firm’s balance sheet, suspend its stock buyback program, and eliminate high-risk capital expenditures. Additionally, Hess outperformed amid news that it intends to sell some of its minority stakes in oil fields located in Azerbaijan in early 2013. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The consumer discretionary sector produced other winners during the period. Whirlpool generated a solid gain as continued improvement in the U.S. housing market supported underlying fundamentals. Our holdings in several European utilities, including Enel Finance International and Iberdrola Finance Ireland, also contributed positively to relative performance following the European Central Bank’s announcement of a new stimulus program.

Among the fund’s detractors was an underweight position in the banking industry vis-à-vis Barclays. Investor demand for bank debt increased thanks to a gradual improvement in the U.S. housing market and the Fed’s implementation of a new asset purchase program. While the sector performed well over the period, we maintain our somewhat cautious stance due to uncertainties around U.S. banking legislation and the sector’s volatility.

Our preference within banking is for higher-quality names in the U.S. and Nordic regions, which have healthier balance sheets and less direct exposure to peripheral eurozone markets. Within the natural gas sector, we continue to emphasize pipeline companies that are less exposed to underlying natural gas prices. We maintain a modest out-of-benchmark exposure to sovereign and quasi-sovereign firms. As many developed markets continue to display sluggish growth, emerging markets have become increasingly attractive from both a fundamental and a relative value perspective. Our most significant underweight was to defensive sectors such as health care/pharmaceuticals, which tend to have limited potential for capital appreciation due to traditionally tight yield spreads over Treasuries.

OUTLOOK

We remain mindful of the risks we face in the months ahead. U.S. policymakers have yet to forge a solution to the country’s ongoing fiscal problems, which could lead to greater volatility in our segment of the market over the short term and trigger more stock buybacks and mergers and acquisitions over the long term—negatives for bonds—as corporations attempt to offset sluggish revenue growth. Also, any setbacks in the eurozone’s efforts to deal with its own fiscal dilemma would probably hurt the capital markets.

That said, the technical environment is still encouraging, given generally low yields and investor demand for corporate bonds. We expect this situation to continue for the foreseeable future. While yield spreads for the sector have been tightening relative to Treasury yields, corporate bonds remain reasonably attractive compared with other fixed income assets. Economic growth remains slow, but its steady pace is providing corporations with a stable operating environment. Employment has been sluggish. However, the Federal Reserve’s asset purchase programs could provide some support in the coming year.

As always, our investment team remains committed to our risk-conscious, fundamentally based investment approach and long-term perspective.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii
Chairman of the fund’s Investment Advisory Committee

December 18, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Barclays U.S. Corporate Investment Grade Bond Index: A measure of corporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by S&P).

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 89.5%		
FINANCIAL INSTITUTIONS 29.1%		
Brokerage 1.0%		
Ameriprise Financial, 7.30%, 6/28/19	1,730	2,239
Invesco Finance, 3.125%, 11/30/22	1,450	1,454
Jefferies Group, 3.875%, 11/9/15	1,025	1,049
Jefferies Group, 8.50%, 7/15/19	975	1,143
Raymond James Financial, 4.25%, 4/15/16	655	692
		6,577
Commercial Banks Non-U.S. 1.9%		
Banco Santander Chile, 3.875%, 9/20/22 (1)	1,710	1,740
BPCE, 2.375%, 10/4/13 (1)	1,880	1,886
DNB NOR Bank, 3.20%, 4/3/17 (1)	2,945	3,134
Nordea Bank, 3.125%, 3/20/17 (1)	2,255	2,385
Nordea Bank, 4.875%, 5/13/21 (1)	3,680	3,899
Union Bank of California, 3.50%, 6/18/22	295	311
		13,355
Commercial Banks-U.S. 3.5%		
Capital One Financial, 2.125%, 7/15/14	1,535	1,564
Capital One Financial, 2.15%, 3/23/15	1,125	1,148
Capital One Financial, 7.375%, 5/23/14	730	798
Fifth Third Bancorp, 3.50%, 3/15/22	595	628
Fifth Third Bancorp, 6.25%, 5/1/13	260	266
Fifth Third Bancorp, 8.25%, 3/1/38	710	1,019
KeyCorp, 3.75%, 8/13/15	1,295	1,386
KeyCorp, 5.10%, 3/24/21	930	1,083
PNC Financial Services, 6.75%, 7/29/49	2,140	2,405
PNC Funding, 3.30%, 3/8/22	1,110	1,184
Regions Financial, 5.75%, 6/15/15	975	1,048

SunTrust Banks, 3.60%, 4/15/16	1,330	1,423
U.S. Bancorp, 2.95%, 7/15/22	1,435	1,468
U.S. Bancorp, 3.442%, 2/1/16	1,970	2,081
Wells Fargo, 3.50%, 3/8/22	3,420	3,661
Wells Fargo, 4.60%, 4/1/21	2,525	2,928
		24,090
Diversified Banking Institutions Non-U.S. 2.0%		
Barclays Bank, 5.20%, 7/10/14	2,720	2,897
HSBC Holdings, 5.10%, 4/5/21	4,115	4,886
Royal Bank of Scotland, 2.55%, 9/18/15	1,730	1,768
Royal Bank of Scotland, 3.40%, 8/23/13	3,075	3,128
UBS AG Stamford, 4.875%, 8/4/20	1,320	1,536
		14,215
Diversified Banking Institutions-U.S. 8.7%		
Bank of America, 3.875%, 3/22/17	3,255	3,538
Bank of America, 5.65%, 5/1/18	4,435	5,133
Bank of America, 6.50%, 8/1/16	3,590	4,182
Citigroup, 4.587%, 12/15/15	3,035	3,313
Citigroup, 5.375%, 8/9/20	880	1,032
Citigroup, 5.50%, 10/15/14	1,340	1,440
Citigroup, 6.125%, 5/15/18	3,600	4,301
Goldman Sachs, 6.15%, 4/1/18	1,830	2,130
Goldman Sachs, 6.25%, 2/1/41	2,115	2,565
Goldman Sachs, 7.50%, 2/15/19	4,735	5,941
JPMorgan Chase, 2.00%, 8/15/17	4,315	4,381
JPMorgan Chase, 3.25%, 9/23/22	2,400	2,478
JPMorgan Chase, 3.40%, 6/24/15	2,155	2,272
JPMorgan Chase, 4.50%, 1/24/22	3,955	4,444
Merrill Lynch, 6.875%, 4/25/18	1,250	1,500

Morgan Stanley, 3.45%, 11/2/15	2,580	2,663
Morgan Stanley, 4.00%, 7/24/15	2,085	2,178
Morgan Stanley, 4.10%, 1/26/15	2,350	2,442
Morgan Stanley, 5.50%, 7/28/21	1,780	2,027
Morgan Stanley, 6.00%, 4/28/15	1,335	1,455
Morgan Stanley, 6.625%, 4/1/18	850	987
		60,402
Finance Companies 5.2%		
Discover Financial Servicers, 3.85%, 11/21/22 (1)	1,526	1,518
Discover Financial Servicers, 10.25%, 7/15/19	1,070	1,380
GATX, 3.50%, 7/15/16	1,270	1,331
GATX, 4.85%, 6/1/21	2,250	2,389
GE Capital, 5.30%, 2/11/21	4,860	5,598
GE Capital, 5.875%, 1/14/38	11,150	13,414
International Lease Finance, 6.50%, 9/1/14 (1)	700	746
International Lease Finance, 6.625%, 11/15/13	2,970	3,081
SLM Corporation, 6.00%, 1/25/17	2,030	2,190
SLM Corporation, 6.25%, 1/25/16	2,710	2,946
SLM Corporation, 8.45%, 6/15/18	1,220	1,421
		36,014
Insurance 4.6%		
Aetna, 2.75%, 11/15/22	1,150	1,150
American International Group, 4.25%, 9/15/14	490	517
American International Group, 4.875%, 6/1/22	2,000	2,242
American International Group, 6.40%, 12/15/20	485	592
Berkshire Hathaway Finance, 4.25%, 1/15/21	2,940	3,401
CNA Financial, 5.875%, 8/15/20	1,785	2,101
CNA Financial, 6.50%, 8/15/16	1,340	1,545
Principal Financial Group, 1.85%, 11/15/17	370	372

Principal Financial Group, 3.30%, 9/15/22	425	433
Principal Financial Group, 6.05%, 10/15/36	280	347
Principal Financial Group, 8.875%, 5/15/19	1,000	1,354
Principal Life Insurance, 8.00%, 3/1/44 (1)	405	440
Provident, 7.00%, 7/15/18	1,655	1,893
Prudential Financial, 5.375%, 6/21/20	2,735	3,208
Reinsurance Group of America, 5.00%, 6/1/21	660	729
Reinsurance Group of America, 5.625%, 3/15/17	500	571
Reinsurance Group of America, 6.45%, 11/15/19	1,465	1,727
UnitedHealth Group, 3.875%, 10/15/20	1,380	1,540
UnitedHealth Group, 4.625%, 11/15/41	1,540	1,658
UnitedHealth Group, 4.70%, 2/15/21	625	730
Unum Group, 5.625%, 9/15/20	1,195	1,369
Unum Group, 5.75%, 8/15/42	1,150	1,235
Unum Provident Finance, 6.85%, 11/15/15 (1)	585	655
WellPoint, 3.30%, 1/15/23	1,980	2,039
		31,848
Real Estate Investment Trusts 2.2%		
Federal Realty Investment Trust, 5.90%, 4/1/20	425	509
Healthcare Realty Trust, 5.75%, 1/15/21	1,420	1,598
Hospitality Properties Trust, 5.625%, 3/15/17	760	843
Hospitality Properties Trust, 7.875%, 8/15/14	1,200	1,290
Kilroy Realty, 4.80%, 7/15/18	1,410	1,559
Kilroy Realty, 6.625%, 6/1/20	1,190	1,449
Reckson Operating, 6.00%, 3/31/16	1,500	1,653
Regency Centers, 5.875%, 6/15/17	440	508
Regency Centers, 6.00%, 6/15/20	820	969
Ventas Realty, 3.25%, 8/15/22	1,630	1,618
Ventas Realty, 4.00%, 4/30/19	1,440	1,559

WEA Finance, 3.375%, 10/3/22 (1)	1,820	1,850
		15,405
Total Financial Institutions		201,906
INDUSTRIAL 46.0%		
Basic Industry 3.0%		
Barrick North America Finance, 5.70%, 5/30/41	1,710	1,982
Carpenter Technology, 5.20%, 7/15/21	2,900	3,068
Celanese U.S. Holdings, 4.625%, 11/15/22	1,275	1,317
Dow Chemical, 4.25%, 11/15/20	450	499
Dow Chemical, 8.55%, 5/15/19	2,085	2,817
International Paper, 4.75%, 2/15/22	2,805	3,178
Newcrest Finance, 4.20%, 10/1/22 (1)	1,730	1,776
Newcrest Finance, 4.45%, 11/15/21 (1)	2,560	2,672
Rock-Tenn, 4.00%, 3/1/23 (1)	795	807
Rock-Tenn, 4.90%, 3/1/22 (1)	1,715	1,865
Teck Resources, 2.50%, 2/1/18	600	608
		20,589
Capital Goods 4.2%		
Case New Holland, 7.875%, 12/1/17	1,075	1,269
CNH Capital, 3.875%, 11/1/15 (1)	1,355	1,387
CNH Capital, 6.25%, 11/1/16	725	785
GE, 4.125%, 10/9/42	3,405	3,549
Holcim, 6.00%, 12/30/19 (1)	4,285	4,801
L-3 Communications, 4.75%, 7/15/20	3,075	3,446
Odebrecht Finance, 5.125%, 6/26/22 (1)	1,105	1,191
Owens Corning, 4.20%, 12/15/22	565	573
Republic Services, 3.55%, 6/1/22	1,210	1,278
Republic Services, 5.70%, 5/15/41	2,840	3,459

Roper Industries, 1.85%, 11/15/17	620	621
Roper Industries, 6.25%, 9/1/19	1,365	1,646
Smiths Group, 3.625%, 10/12/22 (1)	255	259
Turlock, 4.00%, 11/2/32 (1)	1,285	1,329
United Technologies, 4.50%, 6/1/42	3,035	3,442
		29,035
Communications 12.4%		
America Movil, 5.00%, 3/30/20	1,375	1,623
America Movil, 5.625%, 11/15/17	1,310	1,597
American Tower, 4.70%, 3/15/22	1,210	1,336
American Tower, 7.25%, 5/15/19	3,793	4,665
American Tower Trust, 5.957%, 4/15/37 (1)	1,000	1,047
Ameritech Capital Funding, 6.55%, 1/15/28	1,630	1,916
AT&T, 5.55%, 8/15/41	2,380	2,839
British Sky Broadcasting, 3.125%, 11/26/22 (1)	1,130	1,139
British Sky Broadcasting, 9.50%, 11/15/18 (1)	1,830	2,564
CC Holdings, 7.75%, 5/1/17 (1)	2,867	3,032
Comcast, 3.125%, 7/15/22	1,595	1,661
Comcast, 6.40%, 3/1/40	1,210	1,577
Cox Communications, 3.25%, 12/15/22 (1)	875	885
Cox Communications, 8.375%, 3/1/39 (1)	2,180	3,334
DIRECTV Holdings, 2.40%, 3/15/17	2,085	2,127
DIRECTV Holdings, 5.875%, 10/1/19	2,015	2,389
GTP Acquisition Partners, 4.347%, 6/15/41 (1)	995	1,057
Interpublic Group of Companies, 4.00%, 3/15/22	1,115	1,124
Interpublic Group of Companies, 6.25%, 11/15/14	1,320	1,424
Interpublic Group of Companies, 10.00%, 7/15/17	1,280	1,406
NBC Universal, 4.45%, 1/15/43	1,590	1,586
NBC Universal, 5.15%, 4/30/20	4,875	5,795
News America, 6.15%, 3/1/37	1,000	1,217

News America, 7.85%, 3/1/39	1,600	2,267
News America Holdings, 8.25%, 8/10/18	2,595	3,444
Omnicom Group, 3.625%, 5/1/22	780	816
Omnicom Group, 4.45%, 8/15/20	1,120	1,246
Omnicom Group, 6.25%, 7/15/19	2,220	2,728
SBA Tower Trust, 2.933%, 12/15/42 (1)	1,700	1,774
SBA Tower Trust, 4.254%, 4/15/40 (1)	3,570	3,800
Telecom Italia Capital, 5.25%, 11/15/13	2,240	2,300
Telecom Italia Capital, 5.25%, 10/1/15	955	1,013
Telecom Italia Capital, 6.175%, 6/18/14	1,950	2,062
Telefonica Emisiones, 3.992%, 2/16/16	1,465	1,487
Telefonica Emisiones, 5.462%, 2/16/21	620	623
Telefonica Emisiones, 5.877%, 7/15/19	1,390	1,460
Time Warner Cable, 5.50%, 9/1/41	2,855	3,177
Travel Channel, 3.55%, 1/15/15 (1)	1,965	2,067
Virgin Media Finance, 5.25%, 2/15/22	2,650	2,783
Virgin Media Secured Finance, 5.25%, 1/15/21	320	373
Vivendi, 3.45%, 1/12/18 (1)	2,960	3,009
WPP Finance (U.K.), 8.00%, 9/15/14	760	843
WPP Finance 2010, 4.75%, 11/21/21	1,215	1,343
		85,955
Consumer Cyclical 4.4%		
AOL Time Warner, 7.70%, 5/1/32	410	572
Ford Motor Credit, 5.75%, 2/1/21	11,670	13,133
Hyatt Hotels, 5.75%, 8/15/15 (1)	2,320	2,540
Kohl's, 3.25%, 2/1/23	860	856
Kohl's, 4.00%, 11/1/21	930	998
MDC Holdings, 5.375%, 12/15/14	885	947
MDC Holdings, 5.625%, 2/1/20	825	914
NVR, 3.95%, 9/15/22	1,260	1,301

O'Reilly Automotive, 3.80%, 9/1/22	1,035	1,087
O'Reilly Automotive, 4.875%, 1/14/21	1,870	2,101
RCI Banque, 4.60%, 4/12/16 (1)	1,595	1,663
Starwood Hotels & Resorts Worldwide, 7.15%, 12/1/19	1,305	1,595
Time Warner, 6.875%, 6/15/18	1,410	1,785
Wesfarmers, 2.983%, 5/18/16 (1)	1,315	1,374
		30,866
Consumer Non-Cyclical 7.7%		
AbbVie, 2.90%, 11/6/22 (1)	1,485	1,513
Altria Group, 4.75%, 5/5/21	3,200	3,627
Altria Group, 9.25%, 8/6/19	1,320	1,840
Aristotle Holding, 3.90%, 2/15/22 (1)	1,315	1,410
Bunge Finance, 5.90%, 4/1/17	1,500	1,707
Bunge Limited Finance, 3.20%, 6/15/17	1,550	1,621
Bunge Limited Finance, 4.10%, 3/15/16	945	1,015
Bunge Limited Finance, 8.50%, 6/15/19	335	435
Cardinal Health, 4.625%, 12/15/20	2,280	2,611
Church & Dwight, 2.875%, 10/1/22	1,975	2,017
Coca-Cola FEMSA, 4.625%, 2/15/20	2,075	2,372
Delhaize Group, 6.50%, 6/15/17	1,950	2,219
Dr Pepper Snapple Group, 2.00%, 1/15/20	520	518
Energizer Holdings, 4.70%, 5/19/21	1,060	1,147
Energizer Holdings, 4.70%, 5/24/22	1,460	1,580
Express Scripts, 3.125%, 5/15/16	1,660	1,752
Kraft Foods, 5.00%, 6/4/42 (1)	795	887
Kroger, 5.40%, 7/15/40	2,270	2,558
Life Technologies, 4.40%, 3/1/15	2,085	2,223
Newell Rubbermaid, 2.05%, 12/1/17	1,030	1,035
Pernod Ricard, 4.45%, 1/15/22 (1)	815	890
Pernod Ricard, 5.75%, 4/7/21 (1)	750	890

Philip Morris International, 4.375%, 11/15/41	1,540	1,662
Ralcorp Holdings, 4.95%, 8/15/20	1,595	1,686
Reynolds American, 3.25%, 11/1/22	1,630	1,650
Reynolds American, 7.625%, 6/1/16	1,830	2,196
Tyson Foods, 4.50%, 6/15/22	2,220	2,381
Viterra, 5.95%, 8/1/20 (1)	2,330	2,592
Watson Pharmaceuticals, 3.25%, 10/1/22	1,835	1,882
Watson Pharmaceuticals, 4.625%, 10/1/42	785	820
Whirlpool, 4.70%, 6/1/22	2,950	3,168
		53,904
Energy 7.7%		
Canadian Natural Resources, 6.25%, 3/15/38	965	1,252
Canadian Natural Resources, 6.45%, 6/30/33	1,060	1,368
Diamond Offshore Drilling, 5.70%, 10/15/39	855	1,111
Diamond Offshore Drilling, 5.875%, 5/1/19	410	510
EQT, 4.875%, 11/15/21	3,400	3,684
Hess, 6.00%, 1/15/40	1,195	1,465
Hess, 7.875%, 10/1/29	898	1,259
Hess, 8.125%, 2/15/19	565	748
Marathon Oil, 2.80%, 11/1/22	2,750	2,763
Marathon Oil, 5.90%, 3/15/18	1,125	1,369
Motiva Enterprises, 6.85%, 1/15/40 (1)	1,615	2,253
Murphy Oil, 4.00%, 6/1/22	1,405	1,426
Nabors Industries, 4.625%, 9/15/21	1,845	1,980
Nabors Industries, 9.25%, 1/15/19	2,035	2,709
Noble Energy, 6.00%, 3/1/41	1,370	1,658
Noble Holding International, 5.25%, 3/15/42	2,900	3,087
Odebrecht Drilling Norbe VIII, 6.35%, 6/30/21 (1)	795	897
Petrohawk Energy, 7.25%, 8/15/18	1,325	1,502
Phillips 66, 4.30%, 4/1/22 (1)	1,275	1,407

Pioneer Natural Resources, 3.95%, 7/15/22	965	1,017
Range Resources, 5.00%, 8/15/22	1,525	1,590
Reliance Holdings USA, 4.50%, 10/19/20 (1)	1,415	1,473
Reliance Holdings USA, 5.40%, 2/14/22 (1)	1,100	1,213
Rowan Companies, 5.00%, 9/1/17	1,580	1,740
Rowan Companies, 7.875%, 8/1/19	1,380	1,718
SESI, 7.125%, 12/15/21	1,175	1,307
Talisman Energy, 3.75%, 2/1/21	2,830	3,041
Transocean, 2.50%, 10/15/17	905	909
Transocean, 5.05%, 12/15/16	1,210	1,344
Valero Energy, 6.125%, 6/15/17	1,640	1,966
Weatherford International, 4.50%, 4/15/22	515	526
Weatherford International, 6.75%, 9/15/40	445	478
Weatherford International, 9.625%, 3/1/19	1,990	2,561
		53,331
Industrial Other 0.3%		
Valmont Industries, 6.625%, 4/20/20	1,595	1,895
		1,895
Technology 2.4%		
Affiliated Computer Services, 5.20%, 6/1/15	1,770	1,908
Agilent Technologies, 5.00%, 7/15/20	1,845	2,133
Fiserv, 3.125%, 6/15/16	995	1,062
Fiserv, 3.50%, 10/1/22	1,940	1,962
Hewlett-Packard, 3.30%, 12/9/16	3,000	2,993
Microsoft, 0.875%, 11/15/17	645	643
Oracle, 2.50%, 10/15/22	3,380	3,411
Verisk Analytics, 5.80%, 5/1/21	1,470	1,664
Xerox, 2.95%, 3/15/17	265	272

Xerox, 6.35%, 5/15/18	900	1,045
		17,093
Transportation 3.9%		
Burlington Northern Santa Fe, 5.05%, 3/1/41	905	1,042
Burlington Northern Santa Fe, 5.40%, 6/1/41	1,465	1,774
Canadian Pacific Railroad, 7.25%, 5/15/19	940	1,179
Continental Airlines, 4.15%, 10/11/25	3,275	3,451
Continental Airlines, 4.75%, 7/12/22	806	879
Continental Airlines, 7.25%, 5/10/21	373	428
Continental Airlines, 9.00%, 1/8/18	1,518	1,753
Delta Air Lines, 5.30%, 10/15/20	238	261
Delta Air Lines, 7.75%, 6/17/21	361	415
Delta Air Lines, ETC, 4.95%, 5/23/19	595	648
Delta Air Lines, ETC, 6.821%, 2/10/24	923	1,030
ERAC USA Finance, 3.30%, 10/15/22 (1)	345	347
ERAC USA Finance, 5.25%, 10/1/20 (1)	2,625	3,027
Heathrow Funding, 2.50%, 6/25/17 (1)	1,100	1,136
Heathrow Funding, 4.875%, 7/15/23 (1)	2,690	2,985
Southwest Airlines, 5.125%, 3/1/17	2,410	2,677
Union Pacific, 4.75%, 9/15/41	1,880	2,143
US Airways, 4.625%, 12/3/26	755	771
US Airways, 6.25%, 10/22/24	1,179	1,267
		27,213
Total Industrial		319,881
UTILITY 14.4%		
Electric 6.0%		
Allegheny Energy Supply, 6.75%, 10/15/39 (1)	1,690	1,857
Appalachian Power, 6.375%, 4/1/36	1,460	1,834

CMS Energy, 6.25%, 2/1/20	1,565	1,844
CMS Energy, 8.75%, 6/15/19	1,205	1,578
Constellation Energy, 5.15%, 12/1/20	1,440	1,664
Duke Energy, 1.625%, 8/15/17	1,620	1,637
Duke Energy Carolinas, 4.00%, 9/30/42	3,215	3,280
E-CL, 5.625%, 1/15/21 (1)	1,400	1,581
Enel Finance International, 5.125%, 10/7/19 (1)	3,450	3,580
Exelon Generation, 6.25%, 10/1/39	1,325	1,537
FirstEnergy Solutions, 4.80%, 2/15/15	1,550	1,673
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	1,370	1,406
IPALCO Enterprises, 5.00%, 5/1/18	1,040	1,069
LG&E and KU Energy, 2.125%, 11/15/15	2,205	2,248
Massachusetts Electric, 5.90%, 11/15/39 (1)	1,770	2,363
Monongahela Power, 5.70%, 3/15/17 (1)	540	619
Nevada Power, 6.65%, 4/1/36	960	1,324
Nevada Power, 6.75%, 7/1/37	840	1,182
NV Energy, 6.25%, 11/15/20	1,150	1,343
ONCOR Electric Delivery, 4.55%, 12/1/41	1,445	1,456
Pennsylvania Electric, 6.15%, 10/1/38	1,000	1,218
PPL WEM Holdings, 3.90%, 5/1/16 (1)	1,555	1,656
Public Service Company of Oklahoma, 5.15%, 12/1/19	220	256
TECO Finance, 5.15%, 3/15/20	1,950	2,289
TECO Finance, 6.572%, 11/1/17	410	498
Westar Energy, 5.10%, 7/15/20	880	1,052
		42,044
Natural Gas 8.4%		
Boardwalk Pipelines, 3.375%, 2/1/23	3,395	3,345
Boardwalk Pipelines, 5.75%, 9/15/19	760	879
Buckeye Partners, 5.50%, 8/15/19	1,510	1,657
CenterPoint Energy, 5.85%, 1/15/41	910	1,172

DCP Midstream Operating, 3.25%, 10/1/15	2,015	2,082
El Paso Natural Gas, 5.95%, 4/15/17	300	348
Enbridge Energy Partners, 5.20%, 3/15/20	350	398
Enbridge Energy Partners, 5.50%, 9/15/40	1,415	1,586
Energy Transfer Partners, 5.20%, 2/1/22	2,825	3,166
Enogex, 6.25%, 3/15/20 (1)	1,500	1,690
Enterprise Products Operations, 3.20%, 2/1/16	1,390	1,477
Enterprise Products Operations, 5.95%, 2/1/41	1,780	2,108
Enterprise Products Operations, 7.55%, 4/15/38	1,910	2,611
Florida Gas Transmission, 3.875%, 7/15/22 (1)	1,385	1,474
GDF Suez, 1.625%, 10/10/17 (1)	1,520	1,528
Gulf South Pipeline, 4.00%, 6/15/22 (1)	615	659
Kinder Morgan Energy Partners, 3.45%, 2/15/23	1,235	1,260
Kinder Morgan Energy Partners, 3.95%, 9/1/22	2,980	3,154
Kinder Morgan Energy Partners, 4.15%, 3/1/22	615	662
Kinder Morgan Finance, 5.70%, 1/5/16	2,000	2,185
Magellan Midstream Partners, 4.25%, 2/1/21	365	407
Magellan Midstream Partners, 6.55%, 7/15/19	1,055	1,316
NiSource Finance, 5.25%, 9/15/17	2,760	3,179
NiSource Finance, 6.25%, 12/15/40	1,225	1,475
NiSource Finance, 10.75%, 3/15/16	1,215	1,549
NuStar Logistics, 4.80%, 9/1/20	1,160	1,135
NuStar Logistics, VR, 7.90%, 4/15/18	1,635	1,855
Piedmont Natural Gas, 6.00%, 12/19/33	175	214
Plains All American Pipeline, 5.75%, 1/15/20	1,595	1,943
Plains All American Pipeline, 6.50%, 5/1/18	800	993
Southeast Supply Header, 4.85%, 8/15/14 (1)	1,200	1,253
Southern California Gas, 3.75%, 9/15/42	3,215	3,276
Southern Natural Gas, 5.90%, 4/1/17 (1)	300	354
Southwest Gas, 3.875%, 4/1/22	755	837

UTILITY 0.3%		
Electric 0.3%		
NRG Energy, VR, 4.00%, 7/1/18	1,852	1,868
Total Utility		1,868
Total Bank Loans (Cost $8,401)		8,463
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 1.0%		
U.S. Treasury Obligations 1.0%		
U.S. Treasury Bonds, 3.125%, 2/15/42	5,325	5,697
U.S. Treasury Bonds, 3.75%, 8/15/41 (3)	475	571
U.S. Treasury Notes, 2.625%, 8/15/20 (3)	310	343
		6,611
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $6,560)		6,611
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.9%		
Owned No Guarantee 3.7%		
Centrais Electricas Brasileiras, 5.75%, 10/27/21 (1)	3,310	3,691
Codelco, 3.75%, 11/4/20 (1)	4,440	4,807
Gazprom, 7.288%, 8/16/37	1,150	1,483
Korea Hydro & Nuclear Power, 3.00%, 9/19/22 (1)	1,055	1,053
Korea Hydro & Nuclear Power, 3.125%, 9/16/15 (1)	1,755	1,843
Korea National Oil, 4.00%, 10/27/16 (1)	905	983
Pemex Project Funding Master Trust, 5.75%, 3/1/18	6,500	7,637
Petrobras International Finance, 5.75%, 1/20/20	1,400	1,605
Petrobras International Finance, 5.875%, 3/1/18	655	756

Petroleos Mexicanos, 5.50%, 6/27/44	1,280	1,411
		25,269
Sovereign 0.2%		
Government of Bermuda, 4.138%, 1/3/23 (1)	1,440	1,541
		1,541
Total Foreign Government Obligations & Municipalities (Cost $23,882)		26,810

MUNICIPAL SECURITIES 0.1%

West Virginia 0.1%		
Tobacco Settlement Fin. Auth., Tobacco Industry 7.467%, 6/1/47	805	644
Total Municipal Securities (Cost $805)		644

SHORT-TERM INVESTMENTS 3.6%

Money Market Funds 3.6%		
T. Rowe Price Reserve Investment Fund, 0.13% (4)(5)	25,150	25,150
Total Short-Term Investments (Cost $25,150)		25,150
Total Investments in Securities 99.3% of Net Assets (Cost $628,111)		**$ 689,831**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $120,483 and represents 17.3% of net assets.

(2) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(3) At November 30, 2012, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(4) Seven-day yield

(5) Affiliated Companies

ETC Equipment Trust Certificate

VR Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/12
Investment Income (Loss)	
Income	
Interest	$ 14,826
Dividend	7
Other	7
Total income	14,840
Expenses	
Investment management	1,474
Shareholder servicing	387
Prospectus and shareholder reports	35
Custody and accounting	97
Registration	26
Legal and audit	10
Directors	5
Miscellaneous	8
Total expenses	2,042
Net investment income	12,798
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	6,734
Futures	206
Swaps	1
Net realized gain	6,941
Change in net unrealized gain (loss)	
Securities	17,132
Futures	(219)
Swaps	68
Change in net unrealized gain (loss)	16,981
Net realized and unrealized gain (loss)	23,922
INCREASE IN NET ASSETS FROM OPERATIONS	$ 36,720

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Corporate Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price and/or credit rating of the underlying credit, both of which are indicators of market valuations of credit quality. Therefore, payment risk increases as the price of the relevant underlying credit and/or credit rating declines. Generally payment risk increases as the market value of a swap contract declines in relation to the notional amount. As of November 30, 2012, the notional amount of protection sold by the fund totaled $2,300,000 (0.3% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance risk by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of November 30, 2012, securities valued at $340,000 had been posted by the fund to counterparties for covered OTC instruments. As of November 30, 2012, no collateral was pledged by counterparties to the fund for covered OTC instruments. As of November 30, 2012, securities valued at $235,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $126,836,000 and $99,202,000, respectively, for the six months ended November 30, 2012. Purchases and sales of U.S. government securities aggregated $16,397,000 and $18,953,000, respectively, for the six months ended November 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At November 30, 2012, the cost of investments for federal income tax purposes was $628,379,000. Net unrealized gain aggregated $61,355,000 at period-end, of which $61,994,000 related to appreciated investments and $639,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2012, expenses incurred pursuant to these service agreements were $75,000 for Price Associates; $119,000 for T. Rowe Price Services, Inc.; and $11,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2012, the fund was allocated $177,000 of Spectrum Funds’ expenses, of which $125,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2012, approximately 39% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 23, 2013